Capital Stock	12 Months Ended
Mar. 31, 2012
Capital Stock [Abstract]
Capital Stock

Note 8. Capital Stock

Preferred Stock

At March 31, 2012, there were 1,000,000 shares of preferred stock (par value of $0.01 per share) authorized, of which no shares were issued and outstanding. The Board of Directors has the authority to divide the preferred stock into series and to fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by the laws of the State of Nevada and the Articles of Incorporation. Holders of the preferred stock are entitled to one vote for each share held of record. Holders of the preferred stock vote with holders of the common stock as one class.

Common Stock

On June 27, 2011, the Company effected a one-for-five reverse stock split with all fractional shares being rounded up to the nearest whole share. The Reverse Split was declared effective by FINRA on June 29, 2011. All share and per share amounts have been retrospectively restated to reflect the Reverse Split.

On July 29, 2011, the Company issued 1,800,000 shares of its common stock in exchange for the lease to approximately 300 acres of undeveloped land in Gonzales County, Texas.

On March 30, 2012, pursuant to the Share Exchange Agreement, the Company issued 8,870,000 shares of its common stock, 2,520,000 Series B Warrants at a purchase price of $2.00 per share, and 2,520,000 Series C Warrants at a purchase price of $3.00 per share.

During the year ended March 31, 2012, the Company issued 1,174,785 shares of its common stock pursuant to the terms of the 2011 Private Placement.

See Note 1. Organization and Description of Business for further discussion of the Share Exchange Agreement, Note 5. Oil and Gas Properties for the fair value of the common stock and warrants issued and the net assets acquired, Note 7. 2011 Private Placement, and Note 10. Warrants.